Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Caledonia Mining Corporation (the “Company”) for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that I, Steven Curtis, President and Chief Executive Officer of  Caledonia , certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code 18 U.S.C.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

By:           (signed) Steven Curtis
Steven Curtis, President and Chief Executive Officer
Caledonia Mining Corporation

Date:       March 27, 2015

A signed original of this written statement required by Section 906 has been provided by Steven Curtis and will be retained by Caledonia Mining Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Caledonia Mining Corporation (the “Company”) for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that I, Mark Learmonth, Vice President Finance and Chief Financial Officer of  Caledonia , certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code 18 U.S.C.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

By:          (signed) Mark Learmonth
Mark Learmonth, Vice President Finance and Chief Financial Officer
Caledonia Mining Corporation

Date:       March 27, 2015

A signed original of this written statement required by Section 906 has been provided by Mark Learmonth and will be retained by Caledonia Mining Corporation and furnished to the Securities and Exchange Commission or its staff upon request.